Exhibit 99.1

VORNADO REALTY TRUST November 2016

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust (“Vornado”) and of the planned spin-off entity (“JBG SMITH”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions to the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the composition of the spin-off portfolio, the possibility that third-party consents required to transfer certain properties in the spin-off will not be received, the impact of the spin-off on the businesses of Vornado and JBG SMITH, the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” in Vornado’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent quarterly periodic reports filed with the SEC. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. General Disclaimer of JBG Information JBG information included in this presentation has been provided to Vornado by JBG in connection with the proposed transaction. Vornado has not verified the accuracy or completeness of the JBG information. Certain of the JBG information is based solely on JBG’s estimates using data available to JBG and assumptions made by JBG and JBG’s current business plans and may change. In certain instances, these estimates and assumptions have been used as a basis to derive asset values and potential future property-level NOI. As is the case with any estimate or assumption, there can be no assurance that the assumptions or estimates are correct or that the NOI will be achieved. You are cautioned not to place undue reliance on these estimates of assumptions or information derived therefrom. Market Data Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information. Non-GAAP Measures This presentation includes non-GAAP measures. Management uses these non-GAAP measures as supplemental performance measures for its assets and believes they provide useful information to investors, but they may not be comparable to other real estate companies’ similarly captioned measures. Additional information about these non-GAAP measures, including a reconciliation to the most comparable GAAP measure, can be found on pages II. – IV. of this presentation. FORWARD LOOKING STATEMENTS I

Non-GAAP FINANCIAL MEASURES Non-GAAP Measures This investor presentation contains certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and net operating income (“NOI”). EBITDA is earnings before interest, taxes, depreciation and amortization and is presented after net income attributable to non-controlling interests in the Operating Partnership. EBITDA, as adjusted is EBITDA adjusted by income from sold properties, gains on sale of real estate, impairment losses and other items. We consider EBITDA and Adjusted EBITDA to be supplemental measures for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA or Adjusted EBITDA, we utilize these measures to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA and Adjusted EBITDA should not be considered as substitutes for net income. EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA and Adjusted EBITDA to Net Income, the most directly comparable GAAP measure, is provided on the following page. Vornado RemainCo EBITDA is Adjusted EBITDA calculated as described above, but excluding interest and other investment income, net, earnings for Hotel Pennsylvania, and earnings from our Washington, DC business. It is used in this presentation as an illustration of EBITDA, as adjusted, of Vornado following the completion of the spin-off and combination transactions described elsewhere in this presentation. NOI is calculated by adjusting GAAP operating income to add back depreciation and amortization expense, general and administrative expenses, real estate impairment losses and non-cash ground rent expense, and deducting non-cash rental income resulting from the straight-lining of rents and amortization of acquired below market leases net of above market leases. We believe NOI is a meaningful non-GAAP financial measure because real estate acquisitions and dispositions are evaluated based on, among other considerations, property NOI applied to market capitalization rates. We utilize these measures to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. NOI should not be considered as a substitute for operating income or net income and may not be comparable to similarly titled measures employed by others. A reconciliation of NOI to Net Income, the most directly comparable GAAP measure, is provided on the following page. Vornado RemainCo Cash NOI is Vornado RemainCo EBITDA calculated as described above, but excluding equity compensation, equity earnings from ALX in excess of dividends and non-cash revenue from straight-line rentals and FAS 141 below market rentals. It is used in this presentation as an illustration of the expected Cash NOI of Vornado following the completion of the spin-off and combination transactions described elsewhere in this presentation. II

GAAP RECONCILIATION

VORNADO REALTY TRUST

Reconciliation of Vornado Net Income to EBITDA, Adjusted EBITDA and Cash Net Operating Income for the twelve months ended December 31, for the fiscal years 2006 through 2015, as well as the twelve months ended September 30, 2016

											LTM (9/30/16)	
$MM	**2006**	**2007**	**2008**	**2009**	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**	**PF VNO**	**NYC Only**
Net income attributable to Vornado	**560**	**569**	**395**	**106**	**648**	**662**	**617**	**476**	**865**	**760**	**491**	**706**
Net income attributable to NCI in the OP	80	70	55	25	55	56	45	25	48	43	26	-
Interest and debt expense	693	823	783	827	828	798	761	759	654	470	498	273
Depreciation and amortization	543	677	711	729	729	778	735	733	686	665	692	437
Income tax expense (benefit)	(12)	4	(142)	10	(23)	5	7	26	24	(85)	13	6
EBITDA	**1,863**	**2,143**	**1,801**	**1,697**	**2,238**	**2,298**	**2,165**	**2,019**	**2,277**	**1,853**	**1,720**	**1,421**
Adjustments, net[1]	(969)	(971)	(593)	(568)	(1,001)	(1,026)	(918)	(636)	(835)	(332)	(161)	(323)
Adj. EBITDA	**894**	**1,172**	**1,208**	**1,129**	**1,236**	**1,272**	**1,247**	**1,383**	**1,442**	**1,521**	**1,559**	**1,098**
Income from RE Fund Inv.	-	-	-	-	(1)	(9)	(25)	(50)	(70)	(34)	(25)	-
Hotel Pennsylvania	(28)	(38)	(42)	(15)	(24)	(30)	(28)	(30)	(31)	(23)	(13)	(13)
Interest and other investment income, net[2]	(115)	(179)	(110)	(66)	(37)	(41)	(25)	(24)	(6)	(7)	(7)	-
Washington, DC segment	(298)	(329)	(350)	(375)	(409)	(404)	(353)	(334)	(326)	(323)	(318)	-
Vornado RemainCo Adj. EBITDA (excl. Fund Inv., Hotel Penn, and DC Segment)	**454**	**626**	**705**	**674**	**766**	**788**	**817**	**945**	**1,008**	**1,135**	**1,197**	**1,085**
Non-cash adjustments:												
Equity based compensation	12	20	25	12	25	22	25	29	30	34	30	7
Equity earnings on ALX in excess of dividend	(50)	(44)	(28)	(38)	(28)	(28)	(22)	(24)	(23)	(20)	(21)	(21)
Straight-line and FAS 141	(20)	(92)	(117)	(101)	(108)	(74)	(108)	(128)	(125)	(231)	(218)	(183)
EBITDA of 85 10th Avenue	-	-	-	-	(21)	(22)	(23)	(22)	(17)	(26)	(29)	-
Vornado RemainCo NOI (excl. Fund Inv., Hotel Penn, and DC Segment)	**396**	**510**	**585**	**547**	**635**	**686**	**689**	**799**	**874**	**891**	**959**	**888**

1. *Includes income from sold properties, gains on sale of real estate, impairment losses, and other adjustments.*
2. *Includes interest on mezzanine debt, dividends on marketable securities, income on corporate investments and other adjustments.*

111

GAAP Reconciliation (Cont’d) Reconciliation of Vornado RemainCo’s Total Incremental Revenue to Cash Incremental Revenue attributable to leases signed, but not yet commenced, for the three months ended December 31, 2016, and the twelve months ended December 31, 2017 and 2018 Reconciliation of Vornado Net Income to EBITDA and Adjusted EBITDA for the twelve months ended September 30, 2016 IV Includes income from sold properties, gains on sale of real estate, impairment losses and other adjustements. Total New York Other Net income (loss) attributable to Vornado 346,700 432,962 (86,262) Net income attributable to NCI in the Operating Partnership 11,410 - 11,410 Interest and debt expense 313,860 208,683 105,177 Depreciation and amortization 402,034 331,448 70,586 Income tax expense 10,287 4,424 5,863 EBITDA 1,084,291 977,517 106,774 Real estate impairment losses 5,536 - 5,536 Net gains on sale of real estate and residential condos (163,066) (159,511) (3,555) Acquisition and transaction related costs 11,319 - 11,319 EBITDA from discontinued operations and a sold property (9,293) (3,120) (6,173) Other - - - Adj. EBITDA 928,787 814,886 113,901 Total New York Other Net income (loss) attributable to Vornado 235,536 272,620 (37,084) Net income attributable to NCI in the Operating Partnership 15,042 - 15,042 Interest and debt expense 101,145 64,347 36,798 Depreciation and amortization 127,632 105,131 22,501 Income tax expense (276) 1,398 (1,674) EBITDA 479,079 443,496 35,583 Real estate impairment losses 4,141 - 4,141 Net gains on sale of real estate and residential condos (146,924) (142,693) (4,231) Acquisition and transaction related costs 4,951 - 4,951 EBITDA from discontinued operations and a sold property (20,735) (18,734) (2,001) Other (1,375) - (1,375) Adj. EBITDA 319,137 282,069 37,068 Total New York Other RemainCo Net income (loss) 582 706 (123) Net income attributable to NCI in the Operating Partnership 26 - 26 Interest and debt expense 415 273 142 Depreciation and amortization 530 437 93 Income tax expense 10 6 4 EBITDA 1,563 1,421 142 Real estate impairment losses 10 - 10 Net gains on sale of real estate and residential condos (310) (302) (8) Acquisition and transaction related costs 16 - 16 EBITDA from discontinued operations and a sold property (30) (22) (8) Other (1) - (1) RemainCo Adj. EBITDA 1,248 1,097 151 Nine Months Ended September 30, 2016 Three Months Ended 12/31/15 LTM Ended Sepember 30, 2016 ($MM) Total Net income (loss) attributable to Vornado 491 Net income attributable to NCI in the Operating Partnership 26 Interest and debt expense 498 Depreciation and amortization 692 Income tax expense 13 EBITDA 1,720 Adjustments, net (1) (161) Adj. EBITDA 1,559 Washington, DC Segment (318) Vornado RemainCo Adj. EBITDA (excl. DC Segment) 1,241 LTM Ended September 30, 2016 ($MM) GAAP incremental Revenue Stright-line Rent Adi. Cash Incremental Revenue Q4 2016 4 14 18 2017 39 78 117 2018 7 31 38 Total 49 123 173

RELENTLESS FOCUS ON SHAREHOLDER VALUE CREATION In the past few years, we have exited multiple business lines and non-core holdings - $14.6 Billion of total transactions Sold $5 Billion of non-core assets including regional malls, the Mart business (retaining the Chicago Mart building) and other non-core investments Spun off strip shopping centers into Urban Edge Properties (NYSE: UE) in a $3.6 Billion transaction Upon completion of the DC spin-merger ($6 Billion transaction value for Vornado), we will have created three best-in-class, highly focused REITs Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of unique quality and scale Trophy assets in best NYC submarkets Attractive built-in growth from recently signed leases Best-in-class management team, now with singular NYC focus, with proven record of value creation Fortress balance sheet Focused, pure-play Northeastern shopping center business with strong growth profile Irreplaceable portfolio of properties concentrated in dense, high barrier to entry markets with attractive demographics Embedded growth opportunities from redevelopment and anchor repositioning projects Proven management team Largest1, pure-play, mixed-use operator focused solely on Washington, DC Best-in-class Washington, DC focused management team with proven record of success Premier portfolio of mixed-use (office, multifamily and retail) assets in Metro-served, urban infill submarkets Significant near-term embedded growth prospects as well as substantial pipeline of future development opportunities Upon completion of the DC spin-merger, we will have created three best-in-class, highly focused REITs Based on Commercial SF as reported per latest financial statements for public office REITs with Washington, DC exposure. 1

JBG SMITH PROPERTIES

WASHINGTON, DC SPIN-MERGER TRANSACTION OVERVIEW

VORNADO REALTY TRUST

Will create the market-leading, pure-play Washington D.C. real estate platform

Deal Summary	• Vornado to combine its Washington, DC business with The JBG Companies and a select pool of their assets via a tax-free spin-merger to form a new publicly traded REIT named JBG SMITH Properties (NYSE: JBGS) • Total transaction value of ~$8.4 Billion[1]
Expected Pro Forma Ownership[1]	• VNO Shareholders: 74% • JBG Limited Partners: 20% • JBG Management: 6%; management will have complete alignment with shareholders
Management and Board	Will be led by JBG's senior management team with the best talent from both companies across the overall platform • 12 member Board of Trustees; Vornado and JBG to each designate six Trustees • Chairman of the Board: Steven Roth (VNO Chairman and CEO) • CEO and Trustee: W. Matt Kelly (JBG Managing Partner)
JBG SMITH Summary	JBG SMITH will be the largest owner / operator in the DC market with critical mass in the best submarkets • High quality asset base – 98% of the portfolio will be Metro served[2]; 12.4 MM SF of commercial real estate and 4,451 multifamily units • Unrivaled development pipeline – can add 20 MM SF[3] of additional density • JBG SMITH will be well-capitalized to execute on its growth plans
Expected Closing	• Transaction expected to close in 2Q 2017, subject to certain closing conditions • The distribution is expected to be made on a pro rata 1:2 basis to Vornado common shareholders and Vornado Realty L.P. common unitholders as of the distribution record date

1. *Transaction value represents an estimate of fair market value and does not reflect GAAP accounting. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management teams. Final transaction value and ownership percentages subject to change based upon additional capital fundings prior to closing and certain closing adjustments. Excludes cash and net working capital.*
2. *Metro-served is defined as within 0.5 miles of an existing or planned Metro station. Current operating portfolio is 96% Metro served.*
3. *Estimated Potential Density includes office, multifamily, retail and other assets.*

2

Washington, DC spin-merger Transaction Rationale & investor benefits Benefits to Vornado Shareholders Rationale for DC Separation Rationale for Combination with JBG The industry-leading Washington, DC operator with superior capital allocation skills Greater geographic diversification within Washington, DC and concentration in the best submarkets Increased scale provides competitive market advantages and improved G&A efficiency Vornado believes that creating two separate, market-leading, focused REITs will greatly enhance shareholder value Enables investors to decide upon relative allocation between the two geographies Improves transparency and better highlights the attributes of both companies Allows investors to participate more directly and meaningfully in Washington, DC’s market recovery Allows for independent, highly focused management teams with their own report cards Creates the premier, pure-play New York City real estate company Sharpens focus on Vornado’s unique New York City franchise and irreplaceable portfolio Allows investors to more fully appreciate the industry-leading metrics of the New York business Premier Office Buildings Prime High Street Retail Penn Plaza Opportunity Fortress Balance Sheet Vornado JBG SMITH Properties Urban, Metro-served Portfolio High-Barrier-to-Entry Submarkets Substantial Development Pipeline Strong Balance Sheet Largest 1 / Peerless New York City Focused REIT Powerhouse Washington, DC Focused REIT 1. Represents information based upon analysis completed by Green Street Advisors, prepared for VNO (dated August 2016). 3

JBG SMITH PROPERTIES

JBG OVERVIEW

VORNADO REALTY TRUST

Best-in-class real estate operator with long history of value creation through opportunistic acquisition and development in the DC metro area

JBG's Track Record of Performance (Since 1999)

$3.6B EQUITY RAISED[1]	**Over 235** INVESTMENTS[1]
2.2x EQUITY MULTIPLE[1]	**23.3%** GROSS LEVERAGED IRR[1]

THE JBG COMPANIES®

Experience	55+ year history focused exclusively on the DC metro area
Expertise	Unrivaled access to acquisition opportunities and market-leading development and value creation platform
Leadership	Mixed-use strategy and Placemaking focus deliver what tenants of all product types demand
Scale	Since 1999, developed over 17.8MM SF and acquired over 19.3MM SF in the DC metro area
Commitment	Multigenerational management team with an average tenure of 20 years
Results	Proven track record of outsized risk-adjusted returns

Notes

Provided by JBG, for information purposes only

1. *Because of the expected differences between JBG SMITH and the JBG funds, including that JBG SMITH will be a public REIT and will own a different portfolio of properties with different characteristics from those owned by the JBG funds during the periods presented, investors should not expect the performance projected to be achieved by the JBG funds with respect to the gross leveraged IRR and equity multiple presented to be indicative of the returns that will be achieved by JBG SMITH. Vornado has been informed by JBG that the projected gross leveraged IRR and equity multiple presented do not reflect the impact of carried interests or asset management fees, as applicable, paid to JBG or cash based general and administrative expenses we would expect the combined company to incur in the future in connection with the operation of certain of these assets. The gross leveraged IRR and equity multiple presented are calculated using historical and projected cash flows from realized and unrealized investments made by JBG Funds I-IX, using an average leverage level of approximately 60% LTV. All figures as of June 30, 2016*

4

JBG SMITH PROPERTIES

LARGEST PURE-PLAY DC METRO AREA FOCUSED REAL ESTATE COMPANY

VORNADO REALTY TRUST

The clear public vehicle for real estate investment in the DC metro area

Public REITs with DC Metro Area Commercial Ownership[1]


(MM SF)
Operating
Construction in Progress + Near-Term Development
14.0
9.0
6.9
5.3
4.4
3.7
2.3
1.6
0.9
JBGS
BXP
BPY
WRE
FPO
BDN
OFC
PGRE
CLI

Public REITs with DC Metro Area Multifamily Ownership[2]


(Units)
Operating
Construction in Progress + Near-Term Development
15,925
12,830
8,707
6,669
5,988
4,865
2,739
1,340
867
EQR
AVB
UDR
CPT
JBGS
WRE
MAA/PPS
CLI
BXP

Notes

All figures include operating, construction in progress and near-term development pipeline commercial SF and units. DC metro area statistics based on the Washington–Arlington–Alexandria, DC–VA–MD–WV metropolitan statistical area as defined by the U.S. Office of Management and Budget. Peer statistics based on and adjusted to reflect latest public disclosure, subject to availability and as appropriate.

1. *Commercial SF as reported per latest financial statements. JBGS SF includes pro rata share of office, retail and other as of 9/30/16.*
2. *Multifamily units as reported per latest financial statements. JBGS units include pro rata share as of 9/30/16.*

5

JBG SMITH PROPERTIES

PREMIER ASSETS LOCATED IN METRO-SERVED, URBAN INFILL SUBMARKETS

VORNADO REALTY TRUST

Over 98% of the portfolio is Metro-served[1]

Portfolio Summary[2]

Operating Assets	
Assets	79
Commercial SF[3] / % Leased	12.4MM / 89.3%
Multifamily Units / % Leased[4]	4,451 / 97.6%
Construction in Progress	
Assets	4
Commercial SF[3]	0.6MM
Est. Commercial Cost to Complete	$211MM
Multifamily Units	291
Est. Multifamily Cost to Complete	$65MM
Near-Term Development Pipeline	
Assets	9
Commercial SF[3]	1.0MM
Est. Commercial Cost to Complete	$467MM
Multifamily Units	1,246
Est. Multifamily Cost to Complete	$462MM
Future Development Pipeline	
Assets	50
Est. Potential Density (SF)[5]	17.6MM



Based on GAV
Rockville $25MM
Silver Spring $139MM
Bethesda $330MM
495
Reston $447MM
Tysons Corner $33MM
Vienna $4MM
Washington, DC $2.6B
R-B Corridor $637MM
Crystal City/ Pentagon City $3.7B
Alexandria $52MM
Note: GAV[6] on map denotes total GAV including operating assets, construction in progress, near-term development pipeline and future development pipeline
Note: Woodbridge (<1% total GAV) located outside of map frame
Operating Assets and Assets Under Construction
Near-Term Development Pipeline
Future Development Pipeline

Notes

1. *Metro-served is defined as within 0.5 miles of an existing or planned Metro station. Operating portfolio is currently 96% Metro served.*
2. *Metrics shown at pro rata share as of 9/30/2016.*
3. *Commercial SF at pro rata share includes office, retail and other assets.*
4. *Occupancy metrics exclude 7770 Norfolk, Atlantic Plumbing A, The Bartlett, Fort Totten and Galvan which are projects in lease-up.*
5. *Estimated Potential Density includes office, multifamily, retail and other assets.*
6. *Transaction value represents an estimate of fair market value and does not reflect GAAP accounting. Transaction value and resulting ownership percentages based on negotiations between Vornado and JBG management teams. Final transaction value and ownership percentages subject to change based upon additional capital fundings prior to closing and certain closing adjustments. Excludes cash and net working capital.*

6

Select properties 7

VORNADO REMAINCO

VORNADO REALTY TRUST

Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of scale

- Following the Washington, D.C. spin-off, Vornado RemainCo will be a pure-play New York City real estate company, with an irreplaceable NYC portfolio generating 88% of the Company's pro forma EBITDA[1]
- Own 81 properties totaling 24.0MM SF[2] in New York City with blue chip tenant roster
- NYC office business includes trophy assets in best submarkets – portfolio encompasses 18.7MM SF[2] in 35 properties (95.5% occupancy)[3]
- NYC high street retail is amongst the scarcest and most valuable real estate in the world – 31% of Vornado RemainCo EBITDA (96.7% occupancy)[3]
  - Portfolio encompasses 3.1 MM SF[2] in 72 properties
  - Own the best assets on the best streets: 23% of upper Fifth Avenue, both sides of the Times Square Bowtie, and on Madison Avenue, SoHo, Union Square, and the 34th Street / Penn Plaza district
  - Vornado RemainCo will be the only REIT with significant NYC high street retail holdings and the only vehicle for meaningful public ownership
- In addition, Vornado RemainCo will continue to own the prime franchise assets in San Francisco (555 California Street totaling 1.8 MM SF) and Chicago (theMART spanning 3.7 MM SF) - 11% of Vornado RemainCo EBITDA[1]

Vornado RemainCo EBITDA[1]


NYC Office
57%
31%
NYC High Street Retail
11%
theMART / 555 California Street
Other <1%

1. Refers to 3Q16 adjusted EBITDA.
2. Square footage ("SF") at share.
3. Occupancy as of 3Q16, reflects VNO share.

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VORNADO REMAINCO – NEAR-TERM CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Spin-merger of the DC Business with JBG creates the market-leading DC focused REIT and, by subtraction, the premier NYC pure-play REIT
  - Sharpens focus on Vornado's unique NYC franchise and irreplaceable portfolio
- Significant near-term embedded NOI growth from signed leases - $173MM of NOI[1]
  - Further upside through remaining lease up of redeveloped retail space at 640 Fifth Avenue and 1535 Broadway
- Meaningful dividend growth expected in the next 2-3 years
- Penn Plaza Redevelopment – 6.8 million SF existing office portfolio with significant NOI upside and value creation post-redevelopment
- Additional growth from new developments in process in the Chelsea/Meatpacking area (500,000 SF at share) as well as the Farley Post Office redevelopment (425,000 SF at share)
- Complete the sellout of 220 Central Park South luxury condominiums
- Significant cash and available liquidity (~$4.1 Billion) provide dry powder to take advantage of market opportunities

1. *Incremental cash revenue (a surrogate for Cash NOI) is derived solely from signed leases not yet commenced; see p. IV for GAAP reconciliation.*

9

Vornado Remainco – Trading at a significant discount to net asset value 10 In millions except per share / psf (at 9/30/16) RemainCo debt balance does not include 220 CPS, Toys R Us and Skyline. See p. 30 for details. VNO Share Price (11/11/16) $95 Shares Outstanding 202 Equity Market Capitalization $19,243 Plus Debt and Preferred (1) $11,148 Other Liabilities (1) 594 Gross Market Capitalization $30,986 Less: Cash, Restricted Cash and Marketable Securities $1,621 220 CPS (2) 900 Hotel Pennsylvania 600 theMART 2,000 555 California (70% Share of $1.8 Billion) 1,260 New York Residential ($900 PSF) 830 85 10th 250 ALX (1.7 million shares at $425 per share) 703 UE (5.7 million shares at $26 per share) 147 PEI (6.25 million shares at $20 per share) 124 Real Estate Fund Investments 183 BMS 182 CIP (at cost) 104 Other Assets (at cost) 646 Subtotal - Other $9,549 JBGS Equity (at Transaction Value) $4,489 Total - Other $14,038 NYC Office and Street Retail Business $16,948 $95.10 3.0% 3.5% 4.0% 5.5% Office 4.0% 148 140 134 4.5% 139 131 125 5.0% 132 124 118 6.1% 95 Vornado Share Price by Office and Street Retail Cap Rate Street Retail

11 Vornado Remainco - Fortress Balance Sheet Conservative, Low Cost of Capital Financing Strategy In millions (at 9/30/16) Over $4 Billion of liquidity ~$8 Billion of unencumbered assets Investment grade credit rating of Baa2/BBB/BBB (1) Includes $116MM for the Bowen Building currently held on VNO’s revolver. (2) See page IV for GAAP reconciliation. RemainCo Unencumbered EBITDA by Division (2Q16 Annualized) New York $436 Other 25 Total $461 Value @ 6.0% Cap Rate $7,683 Secured Debt $9,968 Senior Unsecured Notes 850 Unsecured Term Loan 375 Unsecured Credit Facilities 116 Pro-Rata Share of Non-Consolidated Debt (Excluding Toys R Us) 2,918 Less: Noncontrolling Interests' Share of Consolidated Debt (597) Total Debt $13,630 Transferred to JBGS (1) ($1,537) Skyline (694) 220 CPS (Mortgage + Term Loan) (1,325) Vornado RemainCo Debt $10,073 Less Cash, Restricted Cash and Marketable Securities ($1,621) Vornado RemainCo Net Debt $8,452 Vornado RemainCo LTM Adj. EBITDA (2) $1,241 Net Debt / EBITDA 6.8x

Vornado remainco – Deep and experienced management team 12 Vertically-integrated platform that includes best-in-class in-house development, leasing, operations and investment teams With over 680 associates, no other company offers more in-house expertise

Vornado remainco – Premier New York city platform NYC Gross Office Rents (PSF)2 NYC Trophy Office Buildings Square Feet (in MM’s) of Buildings With Signed Office Leases >$100 PSF Since 20133 NYC Gross Asset Value (GAV) (in BN’s)1 (Per Green Street Advisors) Notes All company information per 1Q16 public filings (note that PGRE combines retail and office). VNO figure excludes Penn Plaza and includes 731 Lex (ALX) All company information per 1Q16 public filings. Boston Properties is based on % of Revenue 1. For all companies, represents information based upon analysis completed by Green Street Advisors as of August 2016, pro forma for SLG announced JV on 11 Madison. For all companies, represents information based upon analysis completed by Green Street Advisors, prepared for VNO (date August 2016), pro forma for SLG announced JV on 11 Madison; does not include structured finance / mezzanine loans. 2. Information for all companies per 3Q16 public filings (BXP and PGRE include retail), square footage for all companies reflected at 100% share. 3. Data based on brokerage reports. 13 $78 $60 $102 $76 $68 $51 Vornado excluding Penn Plaza Vornado Penn Plaza Boston Properties Paramount SL Green Empire State $25.0 $20.9 $10.7 $7.0 $6.4 Vornado SL Green Boston Properties Empire State Paramount 6.9 7.9 4.2 0.5 0.0 Vornado Boston Properties SL Green Paramount Empire State

Vornado remainco – Premier New York city platform (continued) 1. For all companies except Vornado, represents information based upon analysis by Green Street Advisors prepared for VNO (dated August 2016); residential NOI included in Office NOI; BXP and PGRE do not break out office/retail NOI; represents 2Q16 NOI annualized for all companies except VNO. 2. VNO data based on brokerage reports. 3. Represents the incremental cash revenue from signed leases of $152.9 million. $47.7 million is attributable to New York Retail and $105.2 million is attributable to New York Office. 4. LTM as of 9/30/2016; office NOI includes residential NOI and VNO’s share of ALX. GAAP reconciliation on page III. 5. Pro forma for SLG announced JV on 11 Madison. Number of Buildings with Signed Retail Leases >$1,000 PSF Since 20132 NYC NOI (Office / Retail, in MM’s )1 Vornado is the only REIT with significant NYC high street retail holdings and the only publicly investable high street retail portfolio of scale 4 5 14 Office NOI Retail NOI $888 15 8 2 1 0 Vornado SL Green Boston Properties Paramount Empire State $597 $669 $430 $209 $234 $291 $51 $99 $ 153 3 $720 $430 $308 $234 Vornado SL Green Boston Properties Empire State Paramount

Vornado Remainco – consistent track record of strong growth 2006 – 2016 NOI CAGR (3) : 9.5% NOI from continuing operations (excludes sold properties and includes acquisitions from year of purchase); includes corporate G&A and excludes investment income, Vornado Capital Partners, and Hotel Pennsylvania. GAAP reconciliation on page III. Incremental cash revenue is derived solely from signed leases not yet commenced; $173MM inclusive of Q4 2016 incremental cash revenue of $18MM. GAAP reconciliation on page IV. Vornado RemainCo 10-year NOI1 Incremental Cash Revenue from Signed Leases of $173MM 2 15 $396 $510 $585 $547 $635 $686 $689 $799 $874 $891 $959 $18 $117 $38 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 LTM as of 9/30/16 2017 2018

Vornado remainco – LEADER AMONG BEST-in-CLASS REITs Per reports published by Green Street Advisors for all companies other than Vornado RemainCo . Vornado RemainCo NOI (after corporate G&A) includes New York office, New York retail, ALX, 555 California Street, and theMART. VTR CAGR is from 2008-2015. Vornado RemainCo has delivered superior same-store NOI growth relative to blue-chip peers 2005– 2015 Same-Store NOI CAGR1 16 5.2% 3.9% 2.8% 4.5% 4.3% 3.9% 3.6% 3.3% 3.3% 3.0% 1.6% Vornado RemainCo SLG BXP PSA EQR AVB SPG TCO VTR FRT PLD

17 Vornado Remainco – New York Portfolio by Submarket at 9/30/16 New York Office By SF New York Retail By Gross revenue Penn Plaza 38% Midtown 32% Plaza District 15% Midtown South 8% Chelsea/ Meatpacking 3% Other 4% Penn Plaza 25% Soho/Tribeca 3% Madison Avenue 11% Fifth Avenue 31% Times Square 14% Union Square 5% Other 11%

Vornado remainco – Select new York CITY office properties 18

19 Vornado Remainco – Blue-chip Office tenant roster1 Includes office tenants from 555 California Street and theMART.

Vornado remainco – Select new York City street retail properties 20

21 Vornado remainco – Blue-chip retail tenant roster

22 Vornado remainco – Control of the key high Street RETAIL submarkets In Manhattan 1540 Broadway 1535 Broadway Control both sides of the bowtie UPPER FIFTH AVENUE - OWN 23% OF FRONTAGE1 TIMES SQUARE Note Excludes churches, clubs and retail owned by users.

23 Vornado remainco – Staggered Lease expirations at 9/30/16 Office Weighted Average Lease Term: 8.2 years Retail Weighted Average Lease Term: 8.6 years 3% 4% 10% 8% 3% 3% 1% 5% 14% 4% 10% 37% 0 30 60 90 120 150 180 Millions of Dollars Retail Expirations by Revenue 1% 4% 7% 5% 9% 8% 4% 11% 8% 5% 8% 31% 0 1,000 2,000 3,000 4,000 5,000 6,000 Thousands of SF Office Expirations by SF 2016 2017 2018 2109 2020 2021 2022 2023 2024 2025 2026 Thereafter 2016 2017 2018 2109 2020 2021 2022 2023 2024 2025 2026 Thereafter

888 seventh avenue – 2008 885,000 SF TPG Capital United Talent Agency Corcoran Sunshine Lone Star Principal Global Investors 350 park avenue – 2008 571,000 SF M&T Trust Ziff Brothers Citco Marshall Wace North America, L.P. 330 Madison avenue – 2012 841,000 SF Guggenheim Partners JLL Point72 Asset Management HSBC Bank American Century Investments 1290 AVE OF the Americas – 2014 2,110,000 SF Neuberger Berman AXA Equitable Cushman & Wakefield Hachette Book Group State Street Bank Columbia University 731 Lexington avenue – 2004 1,063,000 SF Bloomberg LP 280 park avenue – 2015 1,248,000 SF PJT Partners Franklin Templeton Investments Cohen & Steers Trian Fund Management Viking Global Investors LP Blue Mountain Capital 90 park avenue – 2016 959,000 SF Pricewaterhouse Coopers LLP Foley & Lardner LLP FactSet Alston & Bird 640 fifth avenue – 2005 314,000 SF Victoria’s Secret Fidelity Investments Dune Capital Owl Creek Asset Management Hitchwood Capital Management 770 Broadway – 1999 1,158,000 SF Facebook AOL J.Crew Vornado remainco – Leader in repositioning and modernizing Properties 11 Assets totaling 10.3 MM SF 330 West 34th Street – 2015 718,000 SF Foot Locker Yodle Deutsch Structure Tone 7 West 34th Street – 2014 479,000 SF Amazon 24

VORNADO REMAINCO –
theMART AND 555 CALIFORNIA STREET

VORNADO REALTY TRUST






theMART (Chicago) – transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation with significant upside

3,665,000 SF – 98.2% Occupancy[1]

Major Tenants:

- Motorola/Google
- ConAgra
- 1871
- Kellogg's
- Caterpillar
- Matter
- Yelp
- Paypal
- Beam Suntory
- Allstate






555 California Street – the franchise office building in San Francisco and arguably the most iconic building on the west coast

1,800,000 SF – 90.3% Occupancy [1]

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Sidley Austin
- Microsoft
- Jones Day
- Goldman Sachs
- Kirkland & Ellis
- Morgan Stanley
- UBS AG
- Wells Fargo
- Regus
- Supercell
- AllianceBernstein
- McKinsey & Company
- Fulbright Jaworski

1. As of 9/30/2016; square footage ("SF") shown at 100% share.

25

Vornado Remainco – Market leader in sustainability & Early Endorser of this philosophy 26 Nationally recognized, industry-leading sustainability program: Energy Star Partner of the Year, Sustained Excellence Recipient 2015 Over 30 million square feet LEED certified buildings nationwide, including 15 million SF in the New York office division NAREIT Leader in the Light award 2016, 7th year in a row Global Real Estate Sustainability Benchmark (GRESB) – “Green Star” 2016 $450 million Green Bond issued in 2014

Vornado remainco – PENN PLAZA – an unprecedented opportunity As of 9/30/16 W 35TH STREET MACY’S W 34TH STREET W 33RD STREET W 32ND STREET W 31ST STREET SIXTH AVENUE FIFTH AVENUE SEVENTH AVENUE EIGHTH AVENUE NINTH AVENUE 330 WEST 34TH ST 1 PENN PLAZA 2 PENN PLAZA FARLEY POST OFFICE 11 PENN PLAZA 15 PENN PLAZA HOTEL PENN MANHATTAN MALL PENN STATION MADISON SQUARE GARDEN 7 WEST 34TH ST BROADWAY Tremendous Value Creation Opportunity Existing office leasable space of 6.8MM SF with average in-place rents of $60 PSF 1 Hudson Yards to the west asking rents average $90 PSF 1, a 50% premium Transformation of the neighborhood will also substantially enhance the value of Vornado’s Penn Plaza retail holdings Vornado Owned Properties Vornado Owned Potential Development Sites Future Joint Venture Development FARLEY POST OFFICE 27

Vornado remainco - Farley post office development Further Transforming the penn plaza neighborhood 28 A 50/50 joint venture between Vornado and the Related Companies has been conditionally designated as the developer to convert the Farley Post Office in Penn Plaza into the new Moynihan Train Station The joint venture will develop 750,000 SF of unique creative office space and 100,000 SF of train hall retail Rendering of Moynihan Station Rendering of Potential Farley Office and Retail Space

Vornado remainco – Growth from new developments in Chelsea / meatpacking 85 TENTH AVENUE 29 Size: 173,000 RSF Completion: 4Q 2017 Size: 170,000 RSF Completion: 4Q 2017 Size:618,000 RSF Stabilized 260 ELEVENTH AVENUE Size: 325,000 RSF Est. Completion: 2021

220 Central Park south – the premier residential building in NYC 30 Scheduled completion for 3Q18 Incremental net proceeds after repayment of debt and taxes is expected to be $900MM 1 (1) A portion of which will be part of a dividend to shareholders prior to completion of the development.

APPENDIX: WHY NEW YORK?

VORNADO
REALTY TRUST

- Global city favored by businesses, residents, tourists and investors
- US gateway city with the strongest long-term population growth[1] – vibrant 24/7 environment benefits from trend towards urbanization
- Diversified employment base continues path of outsized growth
    - In 1990, 1 in 2 New York jobs were in the financial services industry – now that ratio is 1 in 4[2]
- Most visited international tourist destination in the US (12.3 million international visitors in 2015 vs. next closest Los Angeles with 5.2 million) and second most visited city in the US with 60 million tourists expected in 2016[3]
- Most attractive and liquid real estate market in the US - drives competitive pricing from a deep pool of global investors[5]
- Long-term history of superior asset appreciation - Class A properties historically double in value every 10 years




280

(1) Refer to p. 32.
(2) JLL Manhattan Market Overview (September, 2016).
(3) Source: MasterCard 2015 Global Destination Cities Index.
(4) Cushman & Wakefield Main Streets Across the World (2015/2016).
(5) Refer to p.37.

31

32 Population Growth by msa since 1995 Source: Cushman & Wakefield, U.S. Census Bureau Continued Urbanization People want to live, work and shop in NY 2,048 1,647 1,621 858 772 544 0 500 1,000 1,500 2,000 2,500 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Thousands of Persons New York Los Angeles Washington D.C. Chicago San Francisco Boston

New York city Office-using employment 33 Source: Moody’s Economy and Cushman & Wakefield 1,043 1,275 1,128 1,237 1,154 1,368 1,000 1,050 1,100 1,150 1,200 1,250 1,300 1,350 1,400 OFFICE - USING EMPLOYMENT 1,043 1,275 1,128 1,237 1,154 1,368 1,000 1,050 1,100 1,150 1,200 1,250 1,300 1,350 1,400 Office-using employment + 232,000 JOBS TECH & FINANCIAL DRIVEN +109,000 JOBS FINANCIAL DRIVEN + 214,000 JOBS TAMI DRIVEN 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

34 Manhattan inventory over time Net office supply is flat since 1990 2016: 430 West 15th Street (85,202 SF) 855 Avenue of the Americas (171,000 SF) 10 Hudson Yards (1,750,000 SF) 432 Park Avenue (71,000 SF) 860 Washington Street (116,000 SF) 2017: 390 Madison Avenue (843,675 SF renovation) 787 Eleventh Avenue (241,064 SF) 540 West 26th Street (166,525 SF) 412 West 15th Street (131,310 SF) 2018: 3 World Trade Center (2.5M SF) 55 Hudson Yards (1.38M SF) 512 West 22nd Street (162,000 SF) 40 Tenth Avenue (130,000 SF) 61 Ninth Avenue (115,000 SF) 300 Lafayette Street (60,915 SF) 2019: 30 Hudson Yards (2.6M SF) One Manhattan West (2.1M SF) 425 Park Avenue (675,000 SF) 57 Eleventh Avenue/Pier 57 (260,000 SF) 106 West 56th Street (84,000 SF) 35 Hudson Yards (85,000 SF) 2020: One Vanderbilt (1.5M SF) Expected Additions Source: Cushman & Wakefield 392 396 400 398 400 394 392 389 389 392 392 379 387 389 391 390 389 391 395 393 393 393 393 395 397 395 397 398 403 408 410 300 320 340 360 380 400 420 Million Square Feet 1990 1993 1996 1999 2002 2005 2008 2011 2014 2017 2020

35 Consistent tourism growth International Tourism CAGR: 4.3% Domestic Tourism CAGR: 3.1% Overall CAGR: 3.3% Source: Cushman & Wakefield, NYC + Co estimated 27.1 29.8 29.4 29.5 30.2 33 33.8 35.8 36.5 37.1 37.6 37 39.1 40.3 41.1 42.9 44.2 46.0 47.0 6 6.6 6.8 5.7 5.1 4.8 6.1 6.8 7.3 8.9 9.5 8.6 9.7 10.6 10.9 11.4 12.2 12.3 12.7 33.1 36.4 36.2 35.2 35.3 37.8 39.9 42.6 43.8 46 47.1 45.6 48.8 50.9 52 54.3 56.4 58.3 59.7 0 10 20 30 40 50 60 70 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Million of Tourists International Domestic

36 Source: Cushman & Wakefield and REBNY Manhattan Retail Sales Growth Some of the Highest grossing stores in the world  drives rents Manhattan High Street Retail Rent $PSF CAGR’s High Street 2004 2016 CAGR Upper Fifth Avenue 742 3,398 13.5% Times Square 331 2,363 17.8% Madison Avenue 667 1,644 7.8% Soho 212 824 12.0% 34th Street 299 890 9.5% $5,737 $67,085 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 Sales in $ Millions 5.7% CACR

37 Major Cities: Total Investment sales volume since 2010 Source: Real Capital Analytics. 2016H1 annualized shown for 2016 Most in-demand and liquid investment market globally $14,782 $27,388 $33,687 $39,508 $45,583 $62,161 $48,879 $30,273 $17,109 $4,896 $17,716 $28,523 $10,852 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2010 2011 2012 2013 2014 2015 2016 Volume in $ millions Manhattan Total Los Angeles Total Boston Total DC Total Chicago Total London Total San Francisco Total

38 Long Term Capital Appreciation – Manhattan Office Pricing PSF Source: Cushman & Wakefield, Manhattan office statistics reflect the entire market and all office classes On average, Manhattan office buildings double in value every 10 years Manhattan 7.7% Boston CBD 5.3% San Francisco CBD 5.2% Los Angeles CBD 5.1% DC CBD 4.4% Chicago CBD 1.0% CAGRs $ 975 $ 675 $563 $ 479 $ 330 $ 170 $0 $200 $400 $600 $800 $1,000 $1,200 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 Value PSF Manhattan San Francisco CBD Boston CBD DC CBD Los Angeles CBD Chicago CBD

VORNADO REALTY TRUST November 2016